UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 700 Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2021, the general partner of the operating partnership of VineBrook Homes Trust, Inc. (the “Company”), VineBrook Homes Operating Partnership, L.P. (the “Operating Partnership”), executed the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “OP LPA”), for the purposes of creating a board of directors of the Operating Partnership (the “Partnership Board”) and subdividing and reclassifying the outstanding common partnership units of the Operating Partnership into Class A, Class B and Class C OP Units (collectively, “OP Units”). The OP LPA generally provides that the newly created Class A OP Units and Class B OP Units will each have 50.0% of the voting power of the OP Units, including with respect to the election of directors to the Partnership Board, and that the Class C OP Units will have no voting power. The reclassification of the OP Units did not have a material effect on the economic interests of the holders of OP Units. In connection with the OP LPA, the OP Units held by the Company were reclassified into Class A OP Units, the OP Units held by NexPoint Real Estate Opportunities, LLC, were reclassified into Class B OP Units and the remaining OP Units were reclassified into Class C OP Units. In addition, the OP LPA provides that holders of LTIP Units, as defined in the OP LPA, will receive Class C OP Units upon conversion of vested LTIP Units into OP Units.

Affiliates of NexPoint Real Estate Advisors V, L.P., the Company’s external advisor, are limited partners in the Operating Partnership.

The description of the OP LPA contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the OP LPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Second Amended and Restated Limited Partnership Agreement of VineBrook Homes Operating Partnership, L.P., dated September 7, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Assistant Secretary and Treasurer

Date: September 8, 2021